EXHIBIT 10.75
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit, as indicated by “[*]”, have been omitted, pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

Amendment No. 25
to the A318/A319 Purchase Agreement dated as of March 10, 2000 between Airbus S.A.S. and Frontier Airlines, Inc.

This Amendment No. 25 (the “Amendment”) is entered into as of September 30, 2011, between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 7001 Tower Road, Denver, CO 80249-7312 USA (the “Buyer”).

WITNESSETH

WHEREAS, the Buyer and AVSA, S.A.R.L. (predecessor in interest to the Seller) entered into an A318/A319 Purchase Agreement, dated as of March 10, 2000, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A318-100 and A319-100 aircraft, which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of July 17, 2000, Amendment No. 2, dated as of November 6, 2000, Amendment No. 3, dated as of June 18, 2001, Amendment No. 4, dated as of November 30, 2001, Amendment No. 5, dated as of March 8, 2002, Amendment No. 6, dated as of March 19, 2002, Amendment No. 7, dated as of June 3, 2002, Amendment No. 8 dated as of August 20, 2003, Amendment No. 9 dated as of February 16, 2006, Amendment No. 10 dated as of June 5, 2007, Amendment No. 11 dated as of October 23, 2007, Amendment No. 12 dated as of July 1, 2008, Amendment No. 13 dated as of October 2, 2009 (as amended, “Amendment No. 13”) Amendment No. 14 dated as of February 24, 2010, Amendment No. 15 dated as of May 28, 2010, Amendment No. 16 dated as of December 30, 2010, Amendment No. 17 dated as of January 28, 2011, Amendment No. 18 dated as of March 21, 2011, Amendment No. 19 dated as of April 29, 2011, Amendment No. 20 dated as of June 17, 2011 Amendment No. 21 dated as of July 29, 2011, Amendment No. 22 dated as of August 31, 2011, Amendment No. 23 dated as of September 15, 2011 and Amendment No. 24 dated as of September 23, 2011 is hereinafter called the “Agreement;” and

WHEREAS, as requested by the Buyer and in consideration of the Buyer's parent company, Republic Airways Holdings Inc. (“RJET”), agreeing to purchase from the Seller eighty (80) A320 NEO family aircraft and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and Buyer have agreed, on the terms and conditions set forth in this Amendment, to cancel the order for two (2) Converted A320 Aircraft and six (6) Incremental A320 Aircraft, which constitute all of the A320 Aircraft remaining to be delivered under the Agreement;

WHEREAS, contemporaneously hereto the Seller and RJET will execute a purchase agreement for eighty (80) A320 NEO family aircraft (the “RJET NEO Purchase Agreement”);

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Capitalized items used herein and not otherwise defined herein will have the meanings assigned to

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them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

1.	CANCELLATION

Pursuant to the terms and conditions contained in this Amendment the Seller will cancel the Buyer's order for the two (2) Converted A320 Aircraft identified with CAC ID Nos. 166899 and 166900 and six (6) Incremental A320 Aircraft identified with CAC ID Nos. 217227, 217224, 217225, 217226, 217222 and 217223 with Scheduled Delivery Months of [ Confidential] 2013, [*] 2013, [*] 2013, [*] 2013, [*] 2014, [*] 2014, [*] 2014 and [*] 2014, respectively, (collectively, the “Cancelled Aircraft”).

2.    PREDELIVERY PAYMENTS

The Seller acknowledges receipt from the Buyer of cash Predelivery Payments due under the Agreement in respect of the Cancelled Aircraft in a total amount equal to [*]
[*]

3.    SURVIVAL OF AGREEMENT

Only the rights and obligations of the Seller and the Buyer in the provisions of the Agreement listed below survive the foregoing cancellation of the Cancelled Aircraft, and all other terms and conditions of the Agreement shall be deemed terminated by this Amendment:

(i)	The provisions of this Amendment.

(ii)	The clauses of the Agreement that apply to Aircraft that have been delivered in accordance with the Agreement and solely to the extent such clauses apply to such delivered Aircraft.

(iii)	Clause 22.5 of the Agreement, as amended.

4.    EFFECT OF AMENDMENT

4.1
The Seller and RJET will execute and deliver, contemporaneously with the execution and delivery of this Amendment, the RJET NEO Purchase Agreement, and the effectiveness of this Amendment shall be conditional upon such execution and delivery of the RJET NEO Purchase Agreement.

4.2
The provisions of this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

4.3
Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

5.    CONFIDENTIALITY

The parties hereby acknowledge and agree that this Amendment is subject to the confidentiality

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provisions set forth in Clause 22.5 of the Agreement.

6.    COUNTERPARTS

This Amendment may be signed by the parties hereto in counterparts, which when signed and delivered will each be an original and together constitute but one and the same instrument. Counterparts may be delivered in original, faxed or emailed form, with originals to be delivered in due course.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers or agents as of the day and year first above written.

Airbus S.A.S.

By: ____/s/ Patrick de Castelbajac ___
Name: Patrick de Castelbajac
Title: Vice President Contracts

Frontier Airlines, Inc.

By: /s/ Bryan Bedford
Name: Bryan Bedford
Title: President

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